         [Transamerica Life Insurance Company of New York Letterhead]


March 16, 2001

VIA EDGAR

----------------------------------------

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  Separate Account VA-2LNY
     File No. 811-07368, CIK 0000894418
     Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), Separate Account VA-2LNY, a unit investment trust registered under the Act, recently mailed to its contract owners the annual report for the following underlying management investment companies: Dreyfus Variable Investment Fund, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Investment Portfolios, and Transmerica Variable Insurance Fund, Inc. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on February 28, 2001, Dreyfus Variable Investment Fund filed its annual report with the Commission via EDGAR (CIK:
0000813383); on February 23, 2001, Dreyfus Stock Index Fund filed its annual report with the Commission via EDGAR (CIK: 0000846800); on February 23, 2001, The Dreyfus Socially Responsible Growth Fund, Inc. filed its annual report with the Commission via EDGAR (CIK: 0000890064); on February 28, 2001, Dreyfus Investment Portfolios filed its annual report with the Commission via EDGAR (CIK: 0001056707); and on March 6, 2001, Transamerica Variable Insurance Fund, Inc. filed its annual report with the Commission via EDGAR (CIK: 0001002786). To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

Transamerica Life Insurance Company of New York

/s/ Frank A. Camp
-----------------
Frank A. Camp
Division General Counsel
Financial Markets Division